UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “future,” “believes,” “estimates,” “predicts,” “pro-forma,” “potential,” “attempt,” “develop,” “continue” or the negative of these terms or other comparable terminology.

These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. These factors include, without limitation, our ability to raise additional funding as required to execute our exploration and development program, our dependence on a single exploration asset, our lack proved reserves, our lack of operating revenue, dependence on joint development partners, the high operating risks of developing oil and gas resources, weather conditions and natural disasters, political conditions in the regions in which we operate or propose to operate, fluctuations in prices of oil and natural gas, the threat of terrorism, and general economic conditions.

You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission (the “SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report.

We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.  Investors should the carefully review the risk factor disclosure and other information, including our financial statements and the notes thereto, set forth in the reports and other documents we file with the SEC available at www.sec.gov.

Item 1.01                                                      Entry into a Material Definitive Agreement.

On March 17, 2017, Hyperdynamics Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”) held the closing of a private placement offering (the “Offering”) of 680 Units of its securities, at a purchase price of $1,000 per Unit.  Each “Unit” consisted of (i) one share of the Company’s 1% Series A Convertible Preferred Stock, par value $0.001 per share, with a Stated Value of $1,040 per share (the “Series A Preferred Stock”), and (ii) a warrant (the “Investor Warrant”) to purchase 223 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), exercisable from issuance until two years after the date of the closing, at an exercise price of $3.50 per share (subject to adjustment in certain circumstances).

We entered into subscription agreements for the Units (the “Subscription Agreements”) with certain accredited investors (as such term is defined in the Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Subscribers”).  The Subscription Agreements contained customary representations and warranties of the Company and the Subscribers, and indemnification of the Company and the Placement Agent (as defined below) by the Subscribers.

The Company received an aggregate of $680,000 in gross cash proceeds, before deducting placement agent fees and expenses, and legal, accounting and other fees and expenses, in connection with the sale of the Units. The Company expects to use the net proceeds of $539,000 from the sale of the Units for general corporate purposes and to further its business interests in the Republic of Guinea, including, but not limited to the drilling of an exploration well on the Company’s offshore Concession.

At the closing, we issued to the Subscribers an aggregate of: (i) 680 shares of Series A Preferred Stock and (ii) Investor Warrants to purchase an aggregate of 151,640 shares of Common Stock.

Subscribers in the Offering have an option (the “Subscriber Option”) to purchase their pro rata share of up to an aggregate of $3,000,000 in additional Units following the effective date of the registration statement registering for resale the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Investor Warrants and Placement Agent Warrants (as defined below), which we have agreed to file as described below (the “Registration Statement”).

On March 17, 2017, the Company filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, authorizing, and establishing the voting powers, designations, preferences, limitations, restrictions and relative rights of, the Series A Preferred Stock. The Certificate of Designations was adopted by resolution of the Company’s Board of Directors pursuant to the Company’s Certificate of Incorporation, as amended, which vests in the Company’s Board of Directors with the authority to provide for the authorization and issuance of one or more series of preferred stock of the Company within the limitations and restrictions set forth therein.   The Certificate of Designations contains the following key terms:

•                  Each holder of Series A Preferred Stock is entitled to receive dividends payable on the Stated Value of such Series A Preferred Stock at the rate of 1% per annum, which shall be cumulative and be due and payable in Common Stock on the applicable conversion date or in cash in the case of a redemption of the Series A Preferred Stock by the Company.

•                  Shares of Series A Preferred Stock are redeemable, in whole or in part, at the option of the Company, in cash, at a price per share equal to 115% of the Stated Value plus 115% of accrued but unpaid dividends.

•                  In the event of any liquidation, dissolution or winding up of the Company, holders of Series A Preferred Stock will be entitled to receive, out of assets available therefor, an amount equal to 115% of the Stated Value of their shares plus 115% of any accrued but unpaid dividends.

•                  The Series A Preferred Stock is convertible at the option of the holder, in whole or in part, into shares of Common Stock at any time after the earlier of (i) the date the Registration Statement is declared effective by the SEC or (ii) six months after the date of the closing.  If no conversion has taken place within nine months after the date of the closing, the Series A Preferred Stock, plus any accrued but unpaid dividends, will automatically convert into shares of Common Stock.

The conversion price per share of Common Stock in either event is the lesser of (i) $2.75 per share (subject to adjustment in certain circumstances), or (ii) 80% of the lowest closing price during 21 consecutive trading days ending on the trading day immediately prior to the conversion date, subject to a floor of $0.25 per share (which floor is subject to “full ratchet” adjustment in certain circumstances if we issue Common Stock (or Common Stock equivalents) in the aggregate amount of not less than $1,000,000 at a price below $0.25 per share of Common Stock, and to proportionate adjustment in certain other circumstances).

•                  Except in certain limited circumstances affecting the rights of the holders of Series A Preferred Stock or as required by law, holders of the Series A Preferred Stock will not have voting rights.

•                  Until the date that is six months following the date of the closing, the Company will not authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to the Series A Preferred Stock, without the consent of holders of no less than 66 2/3% of the then-outstanding shares of Series A Preferred Stock.

We also agreed in the Subscription Agreements that until the date that is 12 months following the closing, we will not create or allow to be created any security interest, lien, charge or other encumbrance on any of our or our subsidiaries’ rights under or interests in the Hydrocarbon Production Sharing Contract between SCS Corporation Ltd. and the Republic of Guinea, dated September 22, 2006, as amended to date or hereafter, that secures the repayment of indebtedness of the Company or any of its subsidiaries for money borrowed.

Katalyst Securities, LLC (the “Placement Agent”), a U.S. registered broker-dealer, was engaged by the Company as placement agent for the Offering, on a reasonable best effort basis.  We agreed to pay to the Placement Agent (and any sub agent) a cash commission of 9% of the gross purchase price paid by the Subscribers for the Units (including for Units that may be issued upon exercise of the Subscriber Option), and to issue to the Placement Agent (and any sub agent) warrants to purchase a number of shares of Common Stock equal to 7% of the number of shares of Common Stock initially issuable upon conversion of the shares of Series A Preferred Stock contained in the Units sold in Offering (including Units that may be issued upon exercise of the Subscriber Option), at the exercise price of $3.00 per share (the “Placement Agent Warrants”).

We also agreed to reimburse the Placement Agent for certain expenses related to the Offering.  At the closing, we paid the Placement Agent $61,200 of cash fees and issued to the Placement Agent or its designees Placement Agent Warrants to purchase an aggregate of 18,002 shares of Common Stock.  The Placement Agency Agreement between the Company and the Placement Agent contains customary representations, warranties and covenants of and indemnifications by the parties.

The Investor Warrants and the Placement Agent Warrants have provisions for the “weighted average” adjustment of their exercise price in the event that we issue shares of Common Stock (or Common Stock equivalents) for a consideration per share less than the exercise price then in effect, subject to certain exceptions.

In connection with the Offering, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of the Subscribers and the holders of the Placement Agent Warrants, which requires the Company to file a Registration Statement with the SEC within 45 days after the closing, registering for resale (i) all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (including any shares of Series A Preferred Stock issued pursuant to the Subscriber Option described above), and (ii) all shares of Common Stock issued or issuable upon exercise of the Investor Warrants (including any Investor Warrants issued pursuant to the Subscriber Option described above) and the Placement Agent Warrants (including any that may be issued upon exercise of the Subscriber Option), and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective no later than 135 days after the closing.  We also granted to the holders of the registrable shares certain “piggyback” registration rights until two years after the effectiveness of the Registration Statement.

If the Registration Statement is not filed with, or declared effective by, the SEC within the specified deadlines set forth above, or the Registration Statement ceases to be effective or otherwise cannot be used for a period specified in the Registration Rights Agreement, or trading of the Common Stock on the Company’s principal market is suspended or halted for more than three consecutive trading days (each, a “Registration Event”),  monetary penalties payable by the Company to the holders of registrable shares that are affected by such Registration Event will commence to accrue at a rate equal to 12% per annum of the purchase price paid for each Unit purchased, for the period that such Registration event continues, but not exceeding in the aggregate 5% of such purchase price.

The Certificate of Designations and forms of the Subscription Agreement, the Investor Warrant, the Placement Agent Warrant and the Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K, and the foregoing summaries of the terms of such documents are subject to, and qualified in their entirety by, the full text of such documents, which are incorporated herein by reference.

The Subscription Agreement and the Registration Rights Agreement are not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company. These agreements are described in this Current Report on Form 8-K and attached as exhibits hereto only to provide investors with information regarding the terms and conditions of those agreements that establish and govern the legal relationship among the parties thereto, and are not intended to provide any other factual information regarding the Company or the actual conduct of its business, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the SEC.

The representations and warranties contained in those agreements were made as of specific dates and only for purposes of those agreements, not for the benefit of any investors or other persons (other than the Subscribers), and are subject to important exceptions and limitations. The parties reserve the right to, but are not obligated to, amend or revise these agreements. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Units, the shares of Series A Preferred Stock, the Investor Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon conversion or exercise of the Series A Preferred Stock, the Investor Warrants and the Placement Agent Warrants are being issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the SEC thereunder.  All of the Subscribers were persons who represented themselves to be accredited investors as defined in Regulation D.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in Item 1.01 with respect to the Certificate of Designations is hereby incorporated by reference into this Item 5.03.

Item 7.01                                           Regulation FD Disclosure.

The Press Release regarding the above matters is filed as Exhibit 99.1 to this Current Report.

Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

4.1	Form of Investor Warrant

10.1	Form of Subscription Agreement

10.2	Form of Registration Rights Agreement

10.3	Form of Placement Agent Warrant

99.1	Press Release, dated March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: March 23, 2017	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President Finance, Treasurer, and
Principal Financial and Accounting Officer

Exhibit Index

Exhibit Number	Description
3.1**	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

4.1**	Form of Investor Warrant

10.1**	Form of Subscription Agreement

10.2**	Form of Registration Rights Agreement

10.3**	Form of Placement Agent Warrant

99.1**	Press Release, dated March 21, 2017

**                                Filed herewith.